[SHIP GRAPHIC VANGUARD/(R)/LOGO]

VANGUARD/(/ DIVIDEND APPRECIATION INDEX FUND
Supplement to the Prospectus

The Share Class Overview section, found on the inside front cover of the prospectus, is replaced with the following:

Share Class Overview The Fund offers two separate classes of shares: Investor Shares and ETF Shares. This prospectus offers the Fund's Investor Shares, which have an investment minimum of $3,000.

Investor Shares of the Fund can be converted into an exchange-traded class of shares known as ETF Shares. A brief description of ETF Shares and how to convert into them appears on pages 26 to 29 of this prospectus. A separate prospectus containing additional information about ETF Shares is available at Vanguard's website, www.vanguard.com, or by calling 866-499-8473.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


(C) 2006 The Vanguard Group, Inc. All rights reserved.             PS602 072006
Vanguard Marketing Corporation, Distributor